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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    MARCH 3, 2000




                                MANOR CARE, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                             1-10858                  34-1687107
(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of Incorporation)                                        Identification Number)

333 NORTH SUMMIT STREET
TOLEDO, OHIO                                                  43604-2617
(Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code:  (419) 252-5500


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ITEM 5.  OTHER EVENTS.

                  On March 3, 2000, the Company announced that in response to an expression of interest, a Special Committee of its Board of Directors is exploring various strategic alternatives, including a possible sale of the Company. The Company emphasized that there can be no assurance that any transaction will result from this process. A copy of this press release is filed herewith as Exhibit 99.

                  On March 11, 2000, the Board of Directors adopted an amendment to the Company's Rights Agreement, dated as of May 2, 1995, as amended. A copy of the form of this amendment is filed herewith as Exhibit 4.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         4.1.     Form of Third Rights Amendment, dated as of March 11, 2000

         99.      Company Press Release, dated March 3, 2000


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MANOR CARE, INC.



March 13, 2000                           By:    /s/R. Jeffrey Bixler
                                                -------------------------------
                                                R. Jeffrey Bixler
                                                Vice President, General Counsel


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